EAGLE BANCORP, INC.

Sterne Agee
Financial Institutions Investor Conference
February 12-14, 2012

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a rapidly growing community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 15 branches
- Commercially oriented business model with **deep relationships of loans, core deposits and related products**
- 2nd largest bank headquartered in Maryland by Assets and Market Capitalization
- 3rd largest deposit market share of any locally-based community bank in the Washington, DC metropolitan area

Note: Financial data at December 31, 2011. Deposit market share data as of June 30, 2011.

Attributes of EagleBank

- Driven by Profitability - 12 Consecutive Quarters of Increasing Earnings
- Superior Net Interest Margin - 4.16% vs. Peer Average of 3.71%
- Strong Organic Growth
- Geographic Market Positioning
- Experienced and Dedicated Board and Management Team - 17% Insider Ownership
- Exceptional Asset Quality Record - NPA's 1.27%
- Conservative Securities Portfolio - Average Life 3.4 Years
- Proven Ability to Execute Acquisitions

Summary Statistics – December 31, 2011

Total Assets:	**$2.8 billion**
Total Loans:	**$2.1 billion**
Total Deposits:	**$2.4 billion**
Tangible Common Equity:	**$206.0 million (1)**
Tangible Book Value per Common Share:	**$10.32 (1)**
Shares Outstanding:	**19,952,844**
SBLF Preferred:	**$56.6 million**
Headquarters:	**Bethesda, Maryland**
Market Capitalization (at close Febuary 1, 2012):	**$339.4 million**
Insider Ownership:	**17%**
Institutional Ownership:	**44%**
Member of Russell 3000 (Added June 26, 2009)	**Yes**

Note: Data at December 31, 2011 unless otherwise noted. (1) This constitutes a non-GAAP financial measure.

History of Growth

- Founding members had extensive banking experience
- Commenced operations with three Maryland branches - July, 1998
- Raised $46.5 million in initial and secondary subscription offerings - 1997* and 2003*
- Reached $500 million in assets in 2004
- Private placement of $12.1 million of subordinated debt – August, 2008 (Current balance $9.3 million)
- Fidelity & Trust Financial Corporation ("F&T") acquisition completed - August 31, 2008
- $1.4 billion of assets upon completion of acquisition
- Placed $38.2 million of TARP Preferred Stock - December, 2008 (Redeemed – July, 2011)
- $55 million common stock offering – September, 2009*
- Placed $56.6 million of SBLF Preferred Stock – July, 2011
- Twelve consecutive quarters of increasing record Net Income through December, 2011

*1997, 2003 and 2009 subscription offerings were over subscribed

EagleBank Locations



I-270
I-95
Loudoun County
Montgomery County
Reston *
Bethesda *
I-495
Tyson's Corner
Washington, DC
Prince George's County
Fairfax County
US 50
I-66
Arlington
Merrifield
Alexandria
I-495
I-495
I-95
N
Branch Locations
Maryland 7
Washington, DC 5
Virginia 3
15
In-Process 2
Total 17
* Regional Headquarters
0
7.5mi
Copyright (C) 2009 SNL Financial LC. All rights reserved

Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- ***2012 "Top Investment Idea" Recommendation***
- ***2011 "Sm-All Stars" Designation***

KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- ***Honor Roll of Community Banks 2010***

SNL

- ***Ranked 62nd among Best Performing Community Banks in the U.S. 2010***

AMERICAN BANKER

- ***Top 150 banks in the Country for C&I Loan Activity and Efficiency Ratio in 2011***

STIFEL NICOLAUS

- ***One of 23 community banks cited in 2011 for stock rated as a BUY***

Highly Regarded by Bank Rating Agencies

FIRM	RATING	CATEGORY LEVEL
IDC Analyze the Future	251/300	SUPERIOR
VERIBANC Information with Integrity	Green - ***	BEST
BauerFinancial, Inc	★★★★★	BEST

Financial Indicators – Regional & National Peer Analysis

Key Ratios (at or for the quarter ended December 31, 2011):	EGBN 12/31/2010	EGBN 12/31/2011	Regional Peers (1) 12/31/2011
Net Interest Margin (2)	4.18%	**4.16%**	3.71%
Efficiency Ratio	53.98%	56.97%*	66.13%
NPAs + 90 Days Past Due/Total Assets (2)	1.53%	**1.27%**	3.57%
NPLs + 90 Days Past Due/Total Loans	1.51%	**1.59%**	4.50%
Allowance Loan Losses/Gross Loans	1.48%	**1.44%**	1.97%
Coverage Ratio	97.89%	**90.42%**	43.78%
Net Charge-Offs	0.26%	**0.34%**	N/A
Tangible Common Equity/Tangible Assets (2)	8.53%	**7.28%**	8.11%
Return on Average Assets (2)	0.96%	**0.91%**	0.49%
Return on Average Equity (2)	10.21%	**13.40%**	3.57%

* EGBN includes merger and conversion related expenses of 1.40%

Note: (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above. Source: SNL Financial (2) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 48-50.

Financial Indicators – Local Peer Analysis

	EGBN	Peers
Loan Growth (December 31, 2010 - December 31, 2011)		
Commercial & Industrial	15.4%	14.1%
Commercial Real Estate	19.3%	9.2%
Construction & Development	41.0%	(5.2%)
Total Loans	22.7%	7.2%
Deposit Growth (December 31, 2010 - December 31, 2011)		
Demand Deposits	72.0%	15.6%
Money Market Accounts	44.9%	10.6%
Certificates of Deposit	5.2%	7.6%
Total Deposits	38.5%	7.4%

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Middleburg Bank, Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank and Virginia Commerce Bank.
Source: SNL Financial

Consistent Balance Sheet Growth


Total Assets
Millions of Dollars
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
EGBN CAGR 29.6%
Peer CAGR: 8.8%[1]
06Q4
07Q1
07Q2
07Q3
07Q4
08Q1
08Q2
08Q3 (3)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3 (2)
11Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Q3 2011 excludes the "settlement deposit." Please refer to the GAAP reconciliation and footnotes in the appendices on pages 48-50. (3) F&T Acquisition closed in Q3, 2008. Source: SNL Financial

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
$7,174
EGBN Net Income CAGR: 27.2%
Peer CAGR: 0.2%¹
Thousands of Dollars
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
06Q4
07Q1
07Q2
07Q3
07Q4
08Q1
08Q2
08Q3 (2)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above. (2) F&T Acquisition closed in Q3, 2008.

Source: SNL Financial

Pre-Tax, Pre-Provision Income



Quarterly Pre-Tax Pre-Provision Net Revenue
$13,828
EGBN CAGR: 30.5%
Peer CAGR: 2.1%
Millions of Dollars
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
06Q4
07Q1
07Q2
07Q3
07Q4
08Q1
08Q2
08Q3 (2)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported pre-tax pre-provision net revenues for all reporting periods shown above. (2) F&T Acquisition closed Q3, 2008.

Source: SNL Financial

Deposit Market Share

WASHINGTON, DC METROPOLITAN AREA

(Dollar Values in Thousands)

Rank	Local Rank	Company Name	Headquarters City	State	Branches in List	June 30,2010 Balance	June 30,2011 Balance	Annual Growth	2011 Market Share
1		Capital One	McLean	VA	209	$ 26,627,589	$ 22,912,447	-14.0%	16.30%
2		Wells Fargo & Co	San Francisco	CA	152	19,693,644	20,546,230	4.3%	14.61%
3		Bank of America	Charlotte	NC	180	17,696,939	19,618,166	10.9%	13.95%
4		SunTrust	Atlanta	GA	181	14,458,364	15,742,928	8.9%	11.20%
5		BB&T Corp	Winston-Salem	NC	185	12,262,904	12,541,624	2.3%	8.92%
6		PNC Bank	Pittsburgh	PA	188	8,307,917	8,710,097	4.8%	6.20%
7		Citibank	New York	NY	41	5,050,089	5,167,785	2.3%	3.68%
8		M&T Bank Corp	Buffalo	NY	101	3,508,550	3,497,780	-0.3%	2.49%
9		HSBC Bank	London		13	2,636,799	3,177,541	20.5%	2.26%
10	1	Virginia Commerce Bank	Arlington	VA	29	2,314,974	2,260,505	-2.4%	1.61%
11		United Bank	Parkersburg	WV	35	2,121,796	2,210,349	4.2%	1.57%
12	2	Sandy Spring Bank	Olney	MD	32	2,188,958	2,088,192	-4.6%	1.49%
13	**3**	**Eagle Bancorp, Inc.**	**Bethesda**	**MD**	**13**	**1,580,555**	**1,945,600**	**23.1%**	**1.38%**
14	4	Burke & Herbert Bank & Trust	Alexandria	VA	24	1,698,389	1,895,508	11.6%	1.35%
15		Toronto Dominion Bank	Toronto		35	1,471,211	1,804,301	22.6%	1.28%
16	5	Cardinal Financial Corp	McLean	VA	27	1,368,119	1,463,291	7.0%	1.04%
17	6	Middleburg Financial Corp	Middleburg	VA	9	863,043	892,825	3.5%	0.64%
18		Acacia Federal Savings Bank	Falls Church	VA	1	950,269	704,939	-25.8%	0.50%
19	7	Union First Market Bank	Bowling Green	VA	20	528,049	579,665	9.8%	0.41%
20	8	Old Line Bank	Bowie	MD	14	293,109	519,427	77.2%	0.37%
21	9	Fauquier Bank	Warrenton	VA	10	493,053	519,011	5.3%	0.37%
22	10	Presidential Bank, FSB	Bethesda	MD	10	539,058	512,705	-4.9%	0.36%
23	11	Access National Corp	Reston	VA	5	608,069	507,922	-16.5%	0.36%
24	12	Community Bank of Tri-County	Waldorf	MD	7	456,482	493,973	8.2%	0.35%
25	13	Washington First Bank	Reston	VA	10	341,842	465,083	36.1%	0.33%
		All Others			238	$ 6,256,461	$ 9,808,942	56.8%	6.98%
			Total		**1,769**	**$ 134,316,232**	**$ 140,586,836**	**4.7%**	**100%**

80% (ranks 1–9)

Market growth rate 4.7% EGBN growth rate 23.1%

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of June 30, 2011

Geographic Detail of Loan Portfolio

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Investment CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland										
Montgomery	$ 182,981	$ 67,465	$ 166,663	$ 43,235	$ 13,610	$ 9,036	$ 63,478	$ 2,964	$ 549,432	26.7%
Prince George's	33,918	21,567	106,995	6,495	11,099	927	1,830	67	182,898	8.9%
Other MD	15,590	24,447	94,171	35,521	29,495	1,098	5,613	165	206,100	10.0%
Washington, DC	$ 151,897	$ 97,823	$ 254,170	$145,612	$ 11,057	$ 22,082	$ 16,579	$ 536	$ 699,756	34.0%
Virginia										
Alexandria	7,334	11,233	14,799	302	6,209	1,728	893	25	42,523	2.1%
Arlington	13,377	-	4,608	19,579	-	779	1,665	91	40,099	2.0%
Fairfax	$ 34,393	$ 9,262	$ 46,532	$ 14,854	$ 14,461	$ 350	$ 1,947	$ 169	$ 121,968	5.9%
Loudoun	3,698	1,134	25,068	5,703	1,567	-	1,382	18	38,570	1.9%
Prince William	3,085	2,069	4,664	6,300	5,134	546	657	40	22,495	1.1%
Other VA	7,855	10,689	15,377	12,566	24,264	235	1,382	41	72,409	3.5%
Other USA	$ 24,758	$ 4,485	$ 23,598	$ 12,064	$ 10,542	$ 2,771	$ 1,677	$ 111	$ 80,006	3.9%
Total	$ 478,886	$ 250,174	$ 756,645	$302,231	$127,438	$ 39,552	$ 97,103	$ 4,227	$2,056,256	100.0%
% of Total	23.3%	12.2%	36.8%	14.7%	6.2%	1.9%	4.7%	0.2%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included, (HFS residential mortgages are pre-sold and price locked)

Note: At December 31, 2011

Diversified Commercial Real Estate Portfolio

Construction Loans by Type


UCC-1 Blanket Lien 0.1%
Unsecured 0.1%
Amusement/Entertainment 1.0%
Apt to Condo Conversion 4.0%
Assignment of RE Sec. Note 3.6%
Cash Value Life Insurance 0.0%
Church 0.1%
Education 2.9%
Healthcare 2.0%
Hotel/Motel 1.7%
Industrial 6.4%
Land 0.9%
Mixed Use - Predom. Com'l 4.2%
Mixed Use - Predom. Resid. 4.8%
Multifamily 8.6%
Office 14.3%
Office Condo 0.1%
Other Assignment 1.6%
Residential Condo 12.9%
Retail - Single Tenant 1.2%
Retail 4+ Tenant/Strip Center 0.9%
Single & 1-4 Family 22.1%
Special Use 3.2%
Storage 3.1%

Total: $302.2 Million

Investment CRE by Type


UCC-1 Blanket Lien 0.1%
Unsecured 0.1%
Amusement/Entertainment 1.0%
Apt to Condo Conversion 4.0%
Assignment of RE Sec. Note 3.6%
Cash Value Life Insurance 0.0%
Church 0.1%
Education 2.9%
Healthcare 2.0%
Hotel/Motel 1.7%
Industrial 6.4%
Land 0.9%
Mixed Use - Predom. Com'l 4.2%
Mixed Use - Predom. Resid. 4.8%
Multifamily 8.6%
Office 14.3%
Office Condo 0.1%
Other Assignment 1.6%
Residential Condo 12.9%
Retail - Single Tenant 1.2%
Retail 4+ Tenant/Strip Center 0.9%
Single & 1-4 Family 22.1%
Special Use 3.2%
Storage 3.1%

Total: $756.6 Million

Note: At December 31, 2011

Credit Quality Trends

(Dollars Values in Thousands)	As of Mar 2010	As of Jun 2010	As of Sep 2010	As of Dec 2010	As of Mar 2011	As of Jun 2011	As of Sep 2011	As of Dec 2011
30-89 Days Past Due	$ 29,336	$ 31,259	$ 28,125	$ 31,495	$ 25,744	$ 25,727	$ 32,398	$ 28,131
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ -	$ -	$ 804	$ -
Nonaccrual	20,977	24,026	23,372	23,998	31,888	29,931	30,548	32,712
Restructured Loans	-	1,297	1,289	1,289	1,289	1,289	82	82
Total Nonperforming Loans (NPLs)	$ 20,977	$ 25,323	$ 24,661	$ 25,287	$ 33,177	$ 31,220	$ 31,434	$ 32,794
Other Real Estate Owned (OREO)	3,906	3,556	4,581	6,701	3,529	3,434	2,941	3,225
Total Nonperforming Assets	$24,883	$28,879	$29,242	$31,988	$36,706	$34,654	$34,375	$36,019
NPAs + 90 Days Past Due/Assets (1)	1.36%	1.49%	1.46%	1.53%	1.68%	1.47%	1.32%	1.27%
Reserves	$ 21,045	$ 21,741	$ 22,240	$ 24,754	$ 25,582	$ 27,475	$ 28,599	$ 29,653
Reserves/Loans	1.47%	1.45%	1.45%	1.48%	1.43%	1.41%	1.41%	1.44%
Reserves/NPLs (Coverage Ratio)	100.33%	85.86%	90.18%	97.89%	77.11%	88.00%	90.98%	90.42%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.36%	0.38%	0.39%	0.26%	0.30%	0.28%	0.36%	0.34%

- Asset Quality remains at a very strong level
- An adequate Allowance is being maintained

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 48-50.

Consistent Asset Quality


Total Loans
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
20.00%
15.00%
10.00%
5.00%
0.00%
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Total Loans ($)
NPA's (%)
Charge Offs (%)

	Loan Growth (000's)	NPAs	Average Charge-Offs
2008	$ 548,963	1.76%	0.12%
2009	$ 133,671	1.50%	0.42%
2010	$ 276,189	1.53%	0.35%
2011	$ 380,756	1.27%	0.32%

* Impact of F&T Acquisition

Deposit Composition

(Dollar Values in Thousands)	As of December 31, 2010		As of September 31, 2011 (1)		As of December 31, 2011	
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total
Noninterest Bearing	$ 400,291	23.2%	$ 488,689	23.0%	$ 688,506	28.8%
Interest Bearing Transaction	61,771	3.6%	69,762	3.3%	80,105	3.3%
Savings & Money Market	737,071	42.7%	986,585	46.3%	1,068,370	44.7%
Core CD's	467,544	27.1%	283,162	13.3%	243,884	10.2%
Wholesale CD's	60,121	3.4%	301,151	14.1%	311,230	13.0%
Total Deposits	$ 1,726,798	100%	$ 2,129,349	100%	$ 2,392,095	100%

- Noninterest Bearing Demand at 9/30/11 excludes the "settlement deposit"
- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Recent growth in Wholesale CD's to lock in longer term at favorable cost of funds, not a strategy to replace growth in core deposits

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 48-50.

Superior Relationships/Net Interest Margin



EGBN
Peers
F&T closed August 31, 2008
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
4.16% (1)
3.71%
4Q2006
1Q2007
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 48-50. Source: SNL Financial

Balanced Loan and Deposit Growth



$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
(1)
Total Loans
Total Deposits

(1) Q3 2011 Deposits exclude the "settlement deposit"

Capital Strength

(Dollars Values in Thousands)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Total Assets	$ 2,006,146	$ 2,089,370	$ 2,186,268	$ 2,353,716	$ 3,219,746	$ 2,831,255
Total Capital	$ 202,301	$ 204,716	$ 210,119	$ 217,027	$ 258,463	$ 266,711
Tier 1 Leverage Ratio	9.66%	9.32%	9.44%	9.07%	9.61%	8.21%
Tier 1 Risk Based Capital Ratio	10.88%	9.91%	10.03%	9.64%	10.49%	10.33%
Total Risk Based Capital Ratio	12.66%	11.64%	11.75%	11.33%	12.12%	11.84%
Tangible Common Equity Ratio (2)	8.77%	8.53%	8.39%	8.07%	7.61%	7.28%

(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 48-50 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $12.1 million of tier 2 Qualified Subordinated Debt placed in August, 2008 in conjunction with acquisition of F&T Bank.
- $38.2 million of TARP Preferred Stock placed in December, 2008
- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December, 2009 from proceeds.
- $56.6 million of SBLF Preferred Stock placed in July, 2011, all remaining TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%

Market Information –Washington, DC Metropolitan Statistical Area

- Population — 6.2 Million
  - 5th largest market in the U.S.
- Employment — 2.9 Million
  - Average annual job creation is 28,600
  - Highest in net new job growth in the U.S. over last decade
  - Washington DC Metro area has highest concentration of fastest growing private companies in U.S. (according to Inc. Magazine)
- Gross Regional Product (GRP) — $436 Billion
  - 5th largest regional economy in the U.S.
  - 25.2% growth in GRP over the last 8 years
  - Federal Government Spending is 34.9% of GRP

Source: Greater Washington Initiative 2011 Regional Report

Unemployment Rate- Largest US Markets December, 2011



14
12
10
8
6
4
2
0
5.8%
US
8.5%
Minneapolis
Washington
Boston
Dallas
Phoenix
Philadelphia
Houston
New York
Seattle
SF-Oakland
Chicago
Atlanta
Miami
Detroit
Los Angeles

Source: BLS, NOT Seasonally Adjusted

Greater Washington Economy

Total Federal Spending = 34.9% of GRP



Other Federal
15.7%
International
4.3%
Hospitality
2.2%
Associations
2.0%
Non-Local Business
12.0%
Other
8.0%
Local Business
36.6%
Federal Procurement
19.2%

Note: Other includes Health/Education, Media
Source: George Mason University, Center for Regional Analysis

Average Sales Price Percent Change Washington MSA All Housing Types


Annual Change
Annual Change by Month
2008
2009
2010
2011
30
20
10
0
-10
-20
-30
6
11
14
14
20
22
2
0
-9
-5
-12
-11
-13
-13
-16
-17
-23
-18
-23
-25
-24
-26
-20
-18
-14
-10
-9
-7
0
-4
3
9
6
6
4
6
5
4
7
5
4
8
9
2
2
1
3
1
3
4
-1
1
2
2000
2002
2004
2006
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep

Source: MRIS, GMU Center for Regional Analysis

New Condominium Inventory

Washington DC


6000
5000
4000
3000
2000
1000
0
2005
2006
2007
2008
2009
2010
2011

Current Inventory = 667 Units

3 Year Annual Average Sales = 3,065 Units

All Inventory-Conversions and New Construction, Source: The Mayhood Co, October, 2011

Key Success Factors

- Building and maintaining core relationships
- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined Committee Approval and Review Process
  - Limited Individual Authority
  - Periodic Loan and Portfolio Stress Testing
  - Asset Based Lending – Cash Flow Monitoring
  - Proactive Identification and Resolution of Problem Credits
- Built and preserved a strong capital position and balance sheet
  - Four capital raising events since August, 2008
  - 12 consecutive quarters of increasing profitability have consistently bolstered the capital position
  - Discontinued cash dividend on common shares in July, 2008

Key Success Factors (continued)

- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Significant Management and Board level reporting
- Human Resources
  - Team Building
  - Well Designed, Incentive Based Compensation Plans

Looking Ahead

- Focus on organic growth
  - Take advantage of dislocation in market
  - Hire seasoned lenders
  - Focus on relationships to increase deposit penetration
- Profitability
  - Continued focus on Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
  - Reduce effective tax rate
- Continued emphasis on credit quality
- Grow noninterest income components of revenue

EGBN Stock Price Performance



Price Change (%)
EGBN
S&P 500
NASDAQ Bank
30.00
20.00
10.00
0.00
-10.00
-20.00
-30.00
-40.00
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12

Source: SNL Financial